                                                                                                               Exhibit 10.1

                                            [Form of Subscription Agreement]

                                                 Elcom International, Inc.
                                                      10 Oceana Way
                                                    Norwood, MA 02062

The Directors
Smith & Williamson Investment Management Limited
25 Moorgate, London EC2R 6AY
United Kingdom

                                                                                                         [   ] October 2006

Dear Sirs
Subscription of [__________] new shares of common stock, par value $0.01 per share ("Shares") in Elcom International,
Inc. at 1.75p per share (the "Subscription")

1        Subscription

1.1      In reliance  upon the  warranties,  representations  and  covenants set forth in the  paragraphs  below,  you have applied for the  allotment  and issue to you pursuant to  Regulation S  ("Regulation  S") under the United  States
         Securities  Act of  1933,  as  amended  (the "US  Securities Act") of [    ]  Shares (the  "Subscription  Shares")
         in Elcom  International,  Inc.  ("Elcom"  or the  "Company")  at a price  of 1.75p  per  Subscription  Share  (the
         "Subscription Price") on and subject to the terms set out in this letter.

1.2      The subscription for the Subscription Shares by you shall be made conditional upon the admission  ("Admission") of such shares to AIM, a market operated by London Stock Exchange plc ("AIM"),  becoming effective in accordance with the rules for AIM ("AIM Rules") published by London Stock Exchange.

1.3      The  Subscription  Shares  will be issued  credited  as fully  paid  subject  to the terms and  conditions  of the certificate of  incorporation  and by-laws of Elcom and the terms of this letter and on issue will rank pari passu in all respects with the existing issued shares of common stock in the capital of the Company.

1.4      You represent and warrant to us that in agreeing to subscribe for the Subscription  Shares you have relied only on publicly  available  information  relating to Elcom and that you have not relied on any warranty or representation made by Elcom, or any of its directors, employees, agents or advisers save for any given in this letter.

1.5      Application  will be made no later than 30 October 2006 for the  Subscription  Shares to be admitted to AIM. It is expected that Admission will become effective no later than 3 November 2006.

1.6      You agree that, without us having any liability to you we may, in our absolute  discretion,  exercise the right to terminate the  Subscription  without  consulting you. If Admission has not become effective on or before 8.00 a.m.
         on 24 November 2006 your rights and  obligations  hereunder  will cease and determine at such time, and any moneys transferred to Smith & Williamson  Investment Management Limited ("SWIM") pursuant to paragraph 3.1 in respect of the  Subscription  will be  returned to you, without interest, and no claims may be made  against us in respect thereof following receipt by you of such monies in cleared funds.

1.7      In sending this subscription  letter we are relying on your being either an "investment  professional"  within the meaning of Article  19(5) of the Financial  Services and Markets Act 2000  (Financial  Promotion)  Order 2005 or a
         company of a kind  described  in  Article  49(2) of that  Order or a person to whom this  subscription  letter may otherwise be sent  lawfully  without  infringing  the general  restriction  set out in section 21 of the Financial
         Services and Markets Act 2000  ("FSMA").  It is further sent on the  understanding  that you  acknowledge  for the purposes of FSMA that past performance is not a guide to future performance.

2        Confirmations

2.1      You confirm, represent, warrant and undertake with Elcom:

2.1.1    to subscribe for the Subscription Shares on the terms of this letter and to pay the Subscription Price;

2.1.2    that save as expressly  provided in this letter,  your  obligations  are  irrevocable  and shall not be capable of rescission or termination by you in any circumstances;

2.1.3    that you are not resident in Canada,  Japan or Australia or a "US person" (within the meaning of Rule 902(k) under
         Regulation S) and are not acting for the account or benefit of a US person (other than a distributor);

2.1.4    that you are entitled to subscribe for the  Subscription  Shares under the laws of the United  Kingdom which apply to you and that you have fully observed such laws and complied with all necessary formalities;

2.1.5    that you are either an  "investment  professional"  within the meaning of Article 19(5) of the Financial  Services and Markets Act 2000 (Financial  Promotion)  Order  2005 or a company of a kind described in Article 49(2) of that
         Order or a  person to  whom  this  subscription  letter  may  otherwise  be sent  lawfully  without infringing the general  restriction in  section 21 of  FSMA and either you will acquire,  manage or  dispose of the  Subscription
         Shares (as  principal or agent) for the purposes of your  business and that you are purchasing under the exemption provided by Regulation S;

2.1.6    that the  Subscription  Shares will not for a period of one year after  Admission be offered,  resold,  pledged or otherwise  transferred  by  you (a  "relevant  transaction") except: (i) in an "offshore  transaction" (within the meaning of Rule  902(h)  under  Regulation  S) meeting  the  requirements of Rule 903 or Rule 904 of Regulation S,
         (ii) pursuant to an effective registration statement filed under the US Securities Act, or(iii) if the registration requirements  of the US Securities Act would  otherwise apply to the relevant transaction, pursuant  to a  relevant exemption  from  the  registration  requirements of that Act and otherwise in accordance with all applicable federal and state securities laws of the United States;

2.1.7    that you will notify any purchaser of the Subscription Shares from you of the resale  restrictions  referred to in paragraph 2.1.6 above, if then applicable;

2.1.8    that, in any proposed  transfer of  Subscription  Shares by you (other than pursuant to an effective  registration statement filed under the US Securities  Act), you acknowledge that the transferee of the Subscription Shares may, if so  required in order to ensure  compliance  with the US  Securities  Act, be obliged to provide certifications and other  documentation  relating  to the  non-US  person status  of such transferee and such other agreement and documentation as may be reasonably  required by the Company or its transfer agent;

2.1.9    that you acknowledge that the Subscription  Shares will bear a restrictive  legend to the effect that transfers of the  Subscription  Shares are  prohibited  except in accordance  with the  requirements  of Regulation S, pursuant to an effective  registration  statement  filed under the US Securities Act, or pursuant to an available exemption from registration and that hedging  transactions  involving  Subscription Shares may  not be  conducted  except in compliance  with the US  Securities  Act,  unless the  Company  determines otherwise in compliance with applicable
         US law; and

2.1.10   that you are not otherwise  resident in any other  territory in which it is unlawful to make an offer to subscribe for Subscription Shares or to reply to this letter.

2.2      You further represent, warrant and undertake to Elcom and acknowledge that:

2.2.1    you are aware of, and have  complied  with,  any  obligations  you have under the  Criminal  Justice  Act 1993 and section 118 of FSMA,  to the extent  applicable  to you in  relation to the Company and the  Subscription Shares;

2.2.2    you are aware of the Company's business affairs and financial condition,  and have acquired sufficient information about the  Company  to reach an  informed  and  knowledgeable  decision  to acquire  Shares; you will be acquiring the  Subscription Shares for your own account as principal or for a discretionary account or accounts (as to which you have the authority to make and do make the statements in this subscription letter)for investment purposes only;

2.2.3    you agree to comply with any applicable  rules and  regulations of AIM, the US Securities and Exchange  Commission
         and applicable US state securities laws; and

2.2.4    this  subscription  letter and the enclosed form of  confirmation  is, and any contract  which may be entered into between you and ourselves  pursuant  hereto shall be,  governed by and  construed in accordance  with the laws of
         England and that you submit to the exclusive  jurisdiction  of the English  Courts as regards any claim, dispute or matter arising out of or related to this subscription letter or such contract.

3        Payment and settlement

3.1      You will be required to arrange payment of the aggregate  Subscription Price for value to the following account of
         SWIM by no later than the close of business on the business day after the date of this letter:
         Bank:             Royal Bank of Scotland plc
         Branch:           London City Office
         Sort Code:        15-10-00
         Account No:       17487046
         A/C name:         Smith & Williamson Investment Management Limited
         Ref:              Elcom

         Subject to Admission  becoming  effective no later than 8.00am on 24 November  2006,  SWIM is authorised by you to pay the monies due on account of the  Subscription  Price  for value to the  account of Elcom  Systems  Limited at
         National  Westminster  Bank plc,  Slough  branch, sort code 60-19-28,  account number 80812732 not  later than the business day  after  Admission.  If, for  any reason,  Admission  has not  become  effective prior to 8.00am on 24
         November  2006,  the  Subscription  will not be  effected  and shall be  terminated and any monies paid in respect of the Subscription Shares will be refunded, without interest, in accordance with paragraph 1.6.

         For the avoidance of doubt Smith & Williamson Corporate Finance Limited which is regulated in the United Kingdom by the Financial Services Authority,  is acting  exclusively  as nominated adviser to Elcom for the purposes of the
         AIM Rules to the Company and is not acting  for any other person in connection  with the matters  described in this document and will not  therefore be  responsible  to any  other person for providing  the  protections  afforded to customers of Smith & Williamson  Corporate Finance Limited or advising in connection with the matters described in this document.

3.2      A certificate or certificates in respect of the  Subscription  Shares issued in certificated  form for each of the account  designations  notified by you prior to allotment  will be delivered to you as soon as  practicable  after
         Admission.

4        Money laundering

4.1      It is a term of the agreement  evidenced by this  subscription  letter that, to ensure  compliance  with the Money
         Laundering  Regulations 2003, SWIM may, in its absolute  discretion,  require verification of your identity to the extent that you have not already  provided the same.  Pending the  provision to SWIM of evidence (if so requested)
         of  identity,  definitive  certificates  for the  Subscription  Shares  may be  retained/delayed  at our  absolute discretion.  If within a  reasonable  time after a request for  verification  of identity  SWIM have not  received satisfactory  evidence,  we may, in our absolute  discretion  terminate your  commitment in which event the monies payable on acceptance of the allotment  will, if paid, be returned  without  interest to the account of the drawee bank from which they were originally debited.

5        Representations of Elcom

In consideration of the subscription for the Subscription  Shares by you, the Company  represents,  warrants and undertakes with you in the terms set forth below:

5.1      the Company is a corporation duly organized,  validly existing and in good standing under the laws of the State of
         Delaware and has all requisite  corporate power and authority to carry on its business as presently  conducted and as proposed to be conducted;

5.2      the  authorised  capital stock of the Company  consists of (and will consist of  immediately  prior to Admission)
         700,000,000  shares of common  stock,  of which  402,080,443  are  issued and  outstanding  as of the date of this subscription  letter, and 10,000,000 shares of preferred stock, none of which are issued and outstanding as of the date of this  subscription  letter.  All of the outstanding  Shares have been duly authorised,  are fully paid and non-assessable  and were issued  in compliance  with all applicable US federal and state securities laws.

5.3      the execution of this subscription  letter has been duly and validly authorized by all necessary corporate action on the part of the Company;

5.4      the issuance by the Company of the  Subscription  Shares pursuant to this  subscription  letter will not conflict with any  borrowing  limits,  powers  or  restrictions  of,  or the terms of any  contract,  agreement,  security, obligation or commitment or arrangement by which the Company is bound or to which any of its properties,  revenues or assets is subject,  or result in the  imposition  of any rights upon any assets of the Company or the violation of any  obligations  of the Company  under any such  contract,  agreement,  security,  obligation or commitment or arrangement;

5.5      the Subscription Shares,  together with all rights attaching thereto, when issued in accordance with the terms of this subscription letter, will be issued free and clear of all liens, charges and encumbrances; and

5.6      save insofar as any matters that will be fully rectified by completion of your  subscription for the Subscription
         Shares and the  receipt of the monies,  the Company has not taken any action,  nor have any other steps been taken or legal  proceedings  started or threatened  against the Company for its  winding-up or  dissolution,  or for the
         Company to enter into any  arrangement or composition  for the benefit of creditors,  or for the  appointment of a receiver  and/or  manager,  trustee or similar  officer of the Company in any  jurisdiction  or of its  interests, properties,  revenues  or assets and no  distress,  execution  or other  similar  process  has been  commenced  or undertaken in respect of the Company in any jurisdiction.

Yours faithfully

for and on behalf of
ELCOM INTERNATIONAL, INC.

                                                  [FORM OF CONFIRMATION ]

To:

The Directors
Elcom International, Inc.
10 Oceana Way
Norwood, MA  02062

Dear Sirs

Subscription  of [ ] new  shares of common  stock,  par  value  $0.01 per  share,  in Elcom  International,  Inc.  at 1.75p per share (the "Subscription Shares")

We hereby irrevocably  undertake and agree to subscribe for the Subscription  Shares on the terms and conditions set out in your letter of [18] October 2006 (the  "Subscription  Letter") the terms and  conditions  of which,  and the defined  terms used therein, are, by reference, incorporated into this form of confirmation.

In  particular  (but  without  limitation)  we confirm that in agreeing to subscribe  for the  Subscription  Shares we have relied  only on  publicly  available  information  relating  to Elcom  and  that we have  not  relied  on any  warranty  or representation  made  by  Elcom,  or any of its  directors,  employees,  agents  or  advisers  save  for any  given  in the
Subscription  Letter.  We confirm  that in  applying  for the  Subscription  Shares we are able to give the  confirmations, undertakings,  representations  and warranties set out in the  Subscription  Letter.  We also confirm that we have obtained all necessary  consents to enable us to subscribe for the Subscription  Shares and to perform our obligations  specified in the  Subscription  Letter.  We confirm that we will provide you with such information as you may require in order to comply with your obligations under the Money Laundering Regulations 2003.

Yours faithfully

...................................................
for and on behalf of
Smith & Williamson Investment Management Limited

Dated:                              2006

The registration details for the Subscription Shares are set out below:

Registered name:         ......................................................................

Registered address:      ......................................................................

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